                                   EXHIBIT 4.1

                               DIODES INCORPORATED
                        SPECIMEN COMMON STOCK CERTIFICATE

DIODES INCORPORATED
NUMBER:  NU 14834

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES:  SPECIMEN

See reverse for certain definitions

CUSIP:  254543 10 1

This Certifies that:  SPECIMEN

Is the registered owner of:

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.66 2/3 PAR VALUE, OF

DIODES INCORPORATED

Transfer of which is registrable on the share register of the Corporation, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

/s/ Joseph Liu
Secretary

/s/ David Lin
President

DIODES INCORPORATED
CORPORATE SEAL
1968
DELAWARE

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT AND REGISTRAR,
BY:  SPECIMEN
AUTHORIZED OFFICER

Security-Columbian, United States Banknote Corporation

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ............ Custodian  .................
                       (Cust)                    (Minor)
                    Under Uniform Gifts to Minors
                    Act .................................
                                   (State)
UNIF TRF MIN ACT - ............... Custodian (until age ...............)
                       (Cust)
                   ..................... under Uniform Transfers
                          (Minor)
                   to Minors Act .......................
                                         (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ Hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                                    SPECIMEN

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------
                                            X
                                              ---------------------------

                                            X
                                              ---------------------------

                                    Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

By
   --------------------------------

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. rule 17Ad-15.